SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K






                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934






        Date of Report (Date of earliest reported event): April 7, 2004



                               MOTIENT CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                      0-23044                  93-0976127
(State or other jurisdiction of  (Commission File No.)        (IRS Employer
incorporation or organization)                            Identification Number)


                             300 Knightsbridge Pkwy.
                             Lincolnshire, IL 60069
                                 (847) 478-4200

               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)


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                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2002 (filed on March 22, 2004). All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we will not update these statements. Our actual results may differ significantly from the results discussed.

Item 5.       Other Matters


On April 7, 2004, Motient Corporation sold an aggregate of 4,215,910 shares of its common stock (the "Shares") at a price of $5.50 per share to several institutional accredited investors. In connection with this sale, Motient also issued, pro rata to the purchasers of the Shares, warrants to purchase an aggregate of 1,053,978 additional shares of common stock. These warrants have an exercise price of $5.50 per share, and will vest if and only if Motient fails to meet certain obligations with respect to the registration of the Shares for resale by the holders thereof. Neither the Shares, the warrants, nor any shares of Motient's common stock issuable upon exercise of the warrants, have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Shares and warrants were issued pursuant to the exemption afforded by Rule 506 under the Securities Act.


On April 8, 2004, we issued a press release describing this private placement of common stock. Please see the press release, which is filed herewith as an exhibit, for further details.


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Item 7.       Financial Statements and Exhibits

(c)      Exhibits

     99.1 A copy of our press release, dated April 8, 2004, is filed herewith as
          Exhibit 99.1


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        MOTIENT CORPORATION



                                                        By: /s/ Chris Downie
                                                        ----------------------
                                                        Christopher Downie
                                                        Executive Vice President
                                                        Chief Financial Officer

Date:  April 8, 2004


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